                                                                    EXHIBIT 99.5






                            GATX TERMINALS COMPANIES

                         Combined Financial Statements

                          Year ended December 31, 2000

                      with Report of Independent Auditors

                            GATX TERMINALS COMPANIES

                          Combined Financial Statements

                                December 31, 2000



                                    CONTENTS

Report of Independent Auditors.............................................1

Combined Financial Statements:

       Combined Balance Sheet..............................................2

       Combined Statement of Operations....................................4

       Combined Statement of Changes
         in Parent Investment and Advances.................................5

       Combined Statement of Cash Flows....................................6

Notes to Combined Financial Statements.....................................7

                         Report of Independent Auditors



Board of Directors
GATX Terminals Corporation

We have audited the accompanying combined balance sheet of the GATX Terminals Companies (the Terminals Companies), as defined in Note 2, an indirect, wholly owned subsidiary of GATX Corporation, as of December 31, 2000, and the related combined statement of operations, changes in parent investment and advances, and cash flows for the year then ended. These financial statements are the responsibility of the Terminals Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Terminals Companies at December 31, 2000, and the combined results of its operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP
Chicago, Illinois

January 23, 2001

                            GATX TERMINALS COMPANIES

                             Combined Balance Sheet

                             As of December 31, 2000

                                 (In Thousands)

ASSETS

Current assets:
     Cash                                                          $      379

     Trade receivables - net of allowance for doubtful accounts
          of $1,054                                                    31,323

     Other current assets                                               1,256
                                                                   ----------

Total current assets                                                   32,958

Property, plant and equipment:
     Land                                                              34,015

     Terminal facilities, pipelines, and equipment                  1,064,521

     Construction in progress                                          28,980
                                                                   ----------
                                                                    1,127,516

     Less:  Accumulated depreciation                                  468,212
                                                                   ----------
Property, plant and equipment, net                                    659,304

Receivables from Excluded Companies                                   125,261

Other assets                                                           36,819
                                                                   ----------

Total assets                                                       $  854,342
                                                                   ==========

See notes to combined financial statements.

                            GATX TERMINALS COMPANIES

                             As of December 31, 2000

                                 (In Thousands)


LIABILITIES, DEFERRED ITEMS, AND PARENT INVESTMENT AND ADVANCES

Current liabilities:
     Accounts payable                                            $    5,792

     Accrued expenses and interest payable                           30,699

     Current portion of long-term debt                                7,273
                                                                 ----------

Total current liabilities                                            43,764

Long-term debt                                                      129,746

Deferred income taxes                                                98,353

Other long-term liabilities                                          66,690
                                                                 ----------

Total liabilities                                                   338,553
                                                                 ----------

Common stock                                                              1

Paid-in-capital                                                      44,051

Retained deficit                                                    (40,210)

Advances from parent                                                511,947
                                                                 ----------

Total parent investment and advances                                515,789
                                                                 ----------

Total liabilities and parent investment and advances             $  854,342
                                                                 ==========


See notes to combined financial statements.

                            GATX TERMINALS COMPANIES

                        Combined Statement of Operations

                          Year ended December 31, 2000

                                 (In Thousands)

Gross income:
     Revenues                                                       $    261,764
     Share of affiliate's loss                                            (2,361)
     Management fees                                                         850
                                                                    ------------
                                                                         260,253

Costs and expenses:
     Operating expenses                                                   99,867
     Provision for depreciation and amortization                          39,631
     Selling, general and administrative expenses                         27,785
     Allocated expenses from parent                                        5,144
     Gain on sale of assets                                               (1,819)
     Other income                                                           (436)
     Interest expense, net                                                51,921
     Interest income from receivables from Excluded Companies             (1,993)
                                                                    ------------
                                                                         220,100
                                                                    ------------

Income before income taxes                                                40,153


Income tax (benefit) expense:
     Current                                                              (3,808)
     Deferred                                                             17,835
                                                                    ------------
                                                                          14,027
                                                                    ------------

Net income                                                          $     26,126
                                                                    ============


See notes to combined financial statements.

                            GATX TERMINALS COMPANIES

         Combined Statement of Changes in Parent Investment and Advances

                          Year ended December 31, 2000

                                 (In Thousands)







                                   Common Stock
                                   $1 par value                            Total      Advances      Total Parent
                                 ----------------   Paid-in   Retained     Parent       from       Investment and
                                 Shares    Amount   Capital   Deficit    Investment    Parent         Advances
                                 ------    ------   -------   --------   ----------   --------    ----------------
Balance at January 1, 2000            1        $1   $44,051   $(48,686)   $(4,634)    $487,859        $483,225

  Net income                                                    26,126     26,126                       26,126

  Dividends paid                                               (17,650)   (17,650)                     (17,650)

  Advances from parent, net                                                             24,088          24,088
                                 ------    ------   -------   --------    -------     --------        --------

Balance at December 31, 2000          1        $1   $44,051   $(40,210)   $ 3,842     $511,947        $515,789
                                 ======    ======   =======   ========    =======     ========        ========


See notes to combined financial statements.

                            GATX TERMINALS COMPANIES

                        Combined Statement of Cash Flows

                          Year ended December 31, 2000

                                 (In Thousands)


OPERATING ACTIVITIES:
Net income                                                       $     26,126
Adjustments to reconcile net income to net cash
     provided by operating activities:
     Provision for depreciation and amortization                       39,631
     Deferred income tax provision                                     17,835
     Share of affiliate's loss                                          2,361
     Gain on sale of property, plant and equipment                     (1,819)
Net change in working capital                                         (18,562)
Other                                                                 (18,613)
                                                                 ------------
       Net cash provided by operating activities                       46,959

INVESTING ACTIVITIES:
Additions to property, plant, equipment and rights of way             (27,910)
Proceeds from sale of businesses                                       18,981
Proceeds from sale of property, plant and equipment                     2,355
                                                                 ------------
      Net cash used in investing activities                            (6,574)

FINANCING ACTIVITIES:
Repayment of long-term debt                                            (7,273)
Change in advances from parent, net                                    24,088
Change in receivables from Excluded Companies                         (41,303)
Dividends paid                                                        (17,650)
                                                                 ------------
     Net cash used in financing activities                            (42,138)
                                                                 ------------
     Net decrease in cash                                              (1,753)
Cash at beginning of year                                               2,132
                                                                 ------------
Cash at end of year                                              $        379
                                                                 ============


See notes to combined financial statements.

                            GATX Terminals Companies

                     Notes to Combined Financial Statements

                                December 31, 2000



1. DESCRIPTION OF BUSINESS

GATX Terminals Corporation ("GTC") is an indirect wholly owned subsidiary of GATX Rail Corporation ("GRC"), which in turn is a wholly owned subsidiary of GATX Corporation ("GATX"), collectively referred to as "Parent". GTC, formed in 1925, is a worldwide bulk liquid storage and pipeline distributor. GTC owns and operates tank storage terminals, pipelines and related facilities which were acquired at various times during its operating history between 1926 and 1997.

2. BASIS OF PRESENTATION

The accompanying combined financial statements include the accounts and results of operations of the domestic terminals and pipeline businesses of GTC, collectively the Terminals Companies. Historically, combined financial statements had not been prepared for the Terminals Companies. The combined statements do not include the accounts or operations relating to GTC's subsidiaries and equity method investees located outside the United States, GTC's partnership interest in GATX Product Services and GTC's Staten Island facility, collectively the Excluded Companies.

The Terminal Companies own and operate tank storage terminals and pipelines and provide bulk liquid storage and pipeline distribution services within the United States.

3. SALE OF TERMINALS COMPANIES

On November 30, 2000, GRC and Kinder Morgan Energy Partners, L.P. ("KMEP") entered into a Stock Purchase Agreement (the "Agreement"), whereby GTC would sell to KMEP the stock of GTC. Under the terms of the Agreement, certain assets and liabilities of GTC are excluded from the transaction. These excluded assets and liabilities (collectively the "Adjustments") are as follows:

     1.) Assets and liabilities of the Excluded Companies (as defined in the Agreement the Excluded Companies consist of GTC's subsidiaries and equity method investees located outside the U.S., GTC's partnership interest in GATX Product Services and GTC's Staten Island facility).

     2.) Intercompany advances from GATX and any of its affiliates, including assets and liabilities relating to income taxes.

     3.)  All cash balances.

     4.) Accruals for pension liabilities, other post-employment benefits (other than for active hourly employees), workers compensation and long-term disability liabilities.

                            GATX Terminals Companies

                     Notes to Combined Financial Statements

                                December 31, 2000


3. SALE OF TERMINALS COMPANIES (CONTINUED)

The above Adjustments have not been excluded from the accompanying combined financial statements with the exception of the Excluded Companies, whose assets and liabilities, results of operations and cash flows have been excluded.


4. SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF COMBINATION

The combined financial statements of the Terminals Companies includes the accounts of GTC and its wholly owned subsidiaries except for the Excluded Companies, as discussed in Note 2. All intercompany accounts and transactions have been eliminated in combination.

PROPERTY, PLANT, EQUIPMENT AND RIGHT-OF-WAYS

Property, plant, equipment and right-of-ways are stated on the basis of cost. Provisions for depreciation or amortization are computed by the straight-line method, which results in equal annual depreciation or amortization charges over the estimated useful lives of the assets. The estimated useful lives of depreciable/amortized assets are 5 to 40 years. Maintenance and repairs are expensed as incurred.

IMPAIRMENT OF LONG-LIVED ASSETS

The Terminals Companies evaluates the recoverability of long-lived assets held for use in accordance with Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" by measuring the carrying amount of the assets against the estimated undiscounted future cash flows associated with them. At the time such evaluations indicate that the future undiscounted cash flows of certain long-lived assets are not sufficient to recover the carrying value of such assets, the assets are adjusted to their fair value which is based on an estimate of future discounted cash flows.

GOODWILL

Goodwill, which represents the cost in excess of the fair value of the net assets acquired in business combinations, is being amortized on a straight-line basis over 40 years. Goodwill, net of accumulated amortization of $3,640,000, was $9,800,000 as of December 31, 2000. Amortization expense was $336,000 for 2000.

                            GATX Terminals Companies

                     Notes to Combined Financial Statements

                                December 31, 2000


4. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


OTHER LONG-TERM LIABILITIES

Other long-term liabilities include the accruals for postretirement benefits other than pensions; environmental, general liability and workers' compensation reserves; and other deferred credits.

ENVIRONMENTAL LIABILITIES

Environmental expenditures that relate to current or future operations are expensed or capitalized as appropriate. Environmental expenditures that relate to an existing condition caused by past operations, and which do not contribute to current or future revenue generation, are charged to environmental reserves. Reserves are recorded in accordance with accounting guidelines to cover work at identified sites when the Terminals Companies' liability for environmental clean-up is both probable and a minimum estimate of associated costs can be made; adjustments to initial estimates are recorded as necessary. At December 31, 2000, the Terminals Companies' environmental reserve, included in other long-term liabilities, was $36,515,000. These reserves reflect the Terminals Companies' best estimate of the cost to remediate its environmental conditions. Additions to the reserve were $3,017,000 in 2000. Expenditures charged to the reserve amounted to $4,221,000 in 2000.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires the Terminals Companies' management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as revenues and expenses during the reporting period. Actual amounts when ultimately realized could differ from those estimates.

REVENUE RECOGNITION

The majority of the Terminals Companies' gross income is derived from the transportation, distribution and storage of petroleum products, as well as from the storage of chemical products. Revenue is recognized at the time of service or over the lease term. Management fees received from the Excluded Companies are recognized in the period the services were performed.

                            GATX Terminals Companies

                     Notes to Combined Financial Statements

                                December 31, 2000


5. DIVESTITURES

In September 2000, the Terminals Companies sold its Paulsboro terminal for $11,981,000 in cash. Also in September 2000, the Terminals Companies sold its joint venture interest in Olympic Pipeline Company for $7,000,000 in cash.


6. TRANSACTIONS WITH PARENT COMPANY AND EXCLUDED COMPANIES

Advances from parent represent advances with varying maturities and with fixed and floating interest rates subject to periodic adjustment, as described in Note 9.

The amount in receivables from Excluded Companies represent notes receivable from and advances to various Excluded Companies consisting primarily of non-interest bearing notes with no stated maturity dates.

For the year ended December 31, 2000, the combined statement of operations include expense allocations from GATX. These allocations represent expenses the Terminals Companies would otherwise have had to incur for itself and do not include any allocation of corporate expenses of GATX which are attributable to its operations as a holding company.


7. PENSION BENEFITS

The Company contributes to pension plans sponsored by GATX which cover substantially all employees. Benefits under the plans are based on years of service and/or final average salary. The funding policy for all plans is based on an actuarially determined cost method allowable under Internal Revenue Service regulations. There were no contributions or refunds made with respect to trusteed plans established by GATX in which employees of the Company and its consolidated subsidiaries participated in 2000.

Costs pertaining to the GATX plans are allocated to the Terminals Companies on the basis of payroll costs with respect to normal cost and on the basis of actuarial determination for prior service cost. Charges to income with respect to said plans were $1,118,000 in 2000. Components of pension costs, accumulated plan benefit information, and net plan assets for subsidiaries of GATX have not been determined on an individual company basis. At December 31, 2000, the pension liability recorded for the Terminals Companies was $9,206,000.

                            GATX Terminals Companies

                     Notes to Combined Financial Statements

                                December 31, 2000


8. POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The Terminals Companies provides health care, life insurance and other benefits for certain retired employees who meet established criteria. Most domestic employees are eligible for health care and life insurance benefits if they retire from the Terminals Companies with immediate pension benefits under the GATX pension plan. The plans are either contributory or non-contributory, depending on various factors.

Net periodic postretirement cost includes the following components:

                                          YEAR ENDED DECEMBER 31
                                                   2000
                                          ----------------------

Current service cost                       $          335,000
Interest cost on accumulated
  postretirement benefit obligation                 1,109,000
Unrecognized net gain                                (176,000)
                                           ------------------
Net periodic postretirement benefit cost   $        1,268,000
                                           ==================
Discount rate                                            7.50%
                                           ==================

The following table reconciles the benefit obligation to the amount recognized in the Terminal Companies combined balance sheet:

                                                            AS OF DECEMBER 31
                                                                  2000
                                                            -----------------
Accumulated postretirement benefit obligation:
   Retirees                                                  $   11,091,000
   Fully eligible active plan participants                        1,158,000
   Other active plan participants                                 3,621,000
                                                             --------------
   Total accumulated postretirement benefit obligation           15,870,000
Unrecognized loss                                                (3,681,000)
                                                             --------------
Accrued postretirement benefit liability                     $   12,189,000
                                                             ==============

The accrued postretirement benefit liability was determined using an assumed discount rate of 7.50% for 2000.

For measurement purposes, blended rates ranging from 5% increasing to 6% over the next year and remaining at that level thereafter, were used for the increase in the per capita cost of covered health care benefits. The health care cost trend rate assumption has a significant effect on the amount of the obligation and periodic cost reported. An increase in the assumed health care cost trend rates by 1% would increase the accumulated postretirement benefit obligation by $740,000 and would increase aggregate service and interest cost components of net periodic postretirement benefit cost by $60,000 per year.

                            GATX Terminals Companies

                     Notes to Combined Financial Statements

                                December 31, 2000


9. LONG-TERM DEBT AND ADVANCES FROM PARENT

Long-term debt, including current maturities, consisted of the following:

                                                                         AS OF
                                       INTEREST                       DECEMBER 31,
                                         RATE          MATURITY          2000
                                       --------        --------       ------------
Industrial revenue bonds                6.625%-
                                         7.30%         2019-2024      $ 87,930,000

Term notes                               7.84%-
                                        10.07%         2001-2008        49,089,000
                                                                      ------------

                                                                      $137,019,000
                                                                      ============

The industrial revenue bonds (IRBs) were issued by municipal authorities for the construction of terminal facilities. The Company has pledged collateral to cover the IRB's principal and interest payments. This collateral consists of several tanks at various Company locations. The Company is required to make payments sufficient to pay the interest and principal requirements under the indentures of trust covering the bond issues.

Advances from parent consisted of the following:

                                                                     AS OF
                                                               DECEMBER 31, 2000
                                                               ----------------
Advances from GRC, 6.51% to 10.35% fixed rates
   maturing through May 1, 2009                                    $381,500,000
Advance from GRC, LIBOR plus 0.5% maturing
   at October 30, 2003 (7.26% at 2000)                               50,000,000
Advance from GATX, interest rate adjusted monthly
   in accordance with actual short-term
   borrowing rates (6.53% in 2000)                                   30,447,000
Advance from GRC, LIBOR plus 0.45% maturing
   on October 1, 2001 (7.21% at 2000)                                25,000,000
Advance from GRC, LIBOR plus 0.75% maturing
   on October 1, 2001 (7.40% at 2000)                                25,000,000
                                                                   ------------

                                                                   $511,947,000
                                                                   ============

Interest expense related to advances from parent was $41,769,000 in 2000.

                            GATX Terminals Companies

                     Notes to Combined Financial Statements

                                December 31, 2000


9. LONG-TERM DEBT AND ADVANCES FROM PARENT (CONTINUED)

Aggregate maturities of long-term debt and advances from Parent for the years 2001 through 2005 are as follows:

                                                 ADVANCES
                 YEAR       LONG-TERM DEBT      FROM PARENT
                 ----       --------------      -----------

                 2001        7,273,000         $108,500,000
                 2002        7,273,000          115,000,000
                 2003        7,273,000           80,500,000
                 2004        7,270,000           80,000,000
                 2005        5,000,000            7,500,000
           Thereafter      102,930,000          120,447,000
                           -----------         ------------
                           137,019,000         $511,947,000
                           ===========         ============

Advances from Parent have been included with parent investment and advances on the combined balance sheet due to GATX's intent and ability to refinance such amounts.

Interest costs capitalized as part of the cost of construction in progress was $173,000 in 2000. Total interest payments were $51,804,000 in 2000.


10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amount and estimated fair value of the Terminals Companies' financial instruments that are recorded on the balance sheet. Generally accepted accounting principles define the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. Fair value was estimated by performing a discounted cash flow analysis using the term of the notes and market rates based on the Terminals Companies' current incremental borrowing rates for similar types of borrowing arrangements. Trade receivables, trade payables and short-term debt are carried at cost, which approximates fair value because of the short maturity of those instruments. Carrying value of notes receivable from Excluded Companies approximates fair value as notes are primarily non-interest bearing and have no stated maturity.

                            GATX Terminals Companies

                     Notes to Combined Financial Statements

                                December 31, 2000


10. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                            AS OF DECEMBER 31, 2000
                                       -------------------------------
                                          Carrying            Fair
                                           Amount            Value
                                       --------------   --------------

Fixed rate parent advances             $  381,500,000   $  382,674,000
Variable rate parent advances             130,447,000      130,447,000
Fixed rate long-term debt                 137,019,000      141,181,000

11. INCOME TAXES

The Terminals Companies have been included in the consolidated U.S. federal income tax return of GATX. The provision for income taxes of the Terminals Companies have been prepared as if a separate U.S. federal income tax return had been prepared for such operations on a stand-alone basis.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the Terminals Companies deferred tax liabilities and assets were:

                                                     AT DECEMBER 31, 2000
                                                     --------------------

Deferred tax liabilities:
   Book/tax basis differences due to depreciation        $  120,416,000
   State income tax                                          13,573,000
   Investment tax credit                                      3,246,000
   Other                                                     20,349,000
                                                         --------------
          Total deferred tax liabilities                    157,584,000

Deferred tax assets:
   Alternative minimum tax credit                            42,139,000
   Environmental                                             12,780,000
   Postretirement benefits other than pensions                4,312,000
                                                         --------------
          Total deferred tax assets                          59,231,000
                                                         --------------

          Net deferred tax liabilities                   $   98,353,000
                                                         ==============

                            GATX Terminals Companies

                     Notes to Combined Financial Statements

                                December 31, 2000


11. INCOME TAXES (CONTINUED)

The provision for income taxes consists of the following:

                                   YEAR ENDED
                               DECEMBER 31, 2000
                               -----------------

Current:
   Federal                       $   (4,871,000)
   State and local                    1,063,000
                                 --------------
                                     (3,808,000)

Deferred:
   Federal                           17,247,000
   State and local                      588,000
                                 --------------
                                     17,835,000

Income tax expense               $   14,027,000
                                 ==============

Income taxes paid                $    6,383,000
                                 ==============

The reasons for the difference between the Terminals Companies effective tax rate and the federal statutory income tax rate were:

                                                                  YEAR ENDED
                                                               DECEMBER 31, 2000
                                                               -----------------

Federal statutory income tax rate                                      35.0%
Add (deduct) effect of:
   State income taxes, net of federal benefit                           2.7
   Investment tax credits                                              (2.6)
   Other                                                               (0.2)
                                                                 ----------
Effective income tax rate                                              34.9%
                                                                 ==========

                            GATX Terminals Companies

                     Notes to Combined Financial Statements

                                December 31, 2000


12. LEASES

Future minimum lease receipts, by year and in the aggregate, for services provided from noncancelable operating leases by year consisted of the following at December 31, 2000:

                                   2001           $  129,824,000
                                   2002               77,791,000
                                   2003               63,406,000
                                   2004               58,714,000
                                   2005               44,753,000
                       Years thereafter              212,433,000
                                                  --------------
           Total minimum lease receipts           $  586,921,000
                                                  ==============

Future minimum payments, by year and in the aggregate, under noncancelable operating leases for land and terminal facilities expiring through the year 2022, consisted of the following at December 31, 2000:

                                   2001           $    1,954,000
                                   2002                1,958,000
                                   2003                1,782,000
                                   2004                1,787,000
                                   2005                1,679,000
                       Years thereafter                8,602,000
                                                  --------------
           Total minimum lease payments              $17,762,000
                                                  ==============

Total rent expense amounted to $4,060,000 in 2000.


13. OTHER ASSETS

At December 31, 2000, other assets consisted of the following:

Right of ways, net                                $ 20,831,000
Goodwill                                             9,800,000
Investment in real estate                            3,192,000
Other                                                2,996,000
                                                  ------------
Total other assets                                $ 36,819,000
                                                  ============

                            GATX Terminals Companies

                     Notes to Combined Financial Statements

                                December 31, 2000


14. COMMITMENTS, CONTINGENCIES AND CONCENTRATIONS OF CREDIT RISK

The Terminals Companies' revenues are generated from the handling or transportation of products for the chemical and petroleum industries. Customer credit is extended based on an evaluation of the customer's financial condition, and generally, collateral is not required. Credit losses are provided for in the financial statements and consistently have been within management's expectations.

At December 31, 2000, the Terminals Companies had commitments of $14,631,000 to upgrade and repair terminal and pipeline facilities.

The Terminals Companies is engaged in various matters of litigation and has a number of unresolved claims pending including proceedings under governmental laws and regulations related to environmental matters. Although, the ultimate liability with respect to such litigation and claims can not be determined at this time, it is the opinion of management that damages, if any, required to be paid by the company in the discharge of such liability are not likely to be material to the Terminals Companies financial position or results of operations.





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